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Mattersight Q3 2013 Earnings Webinar November 6, 2013 Exhibit 99.2

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Confidential & Restricted © 2013 Mattersight Corporation

Safe Harbor Language
During today’s call we will be making both historical and forward-looking statements in order to help you better understand our business. These forward-looking statements include references to our plans, intentions, expectations, beliefs, strategies and objectives.  Any forward-looking statements speak only as of today’s date.  In addition, these forward-
looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements.  The risks and uncertainties associated with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year ended December 31,
2012, our quarterly reports on Form 10-Q, as well as our press release issued earlier today.
Mattersight Corporation undertakes no obligation to publicly update or revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by Mattersight
Corporation.

Significant Progress on All Fronts in Q3
•
Bookings
-
Booked $3.8m in Incremental ACV
-
YTD bookings up 115% over 2012
•
Revenues
-
Recognized $8.6m in revenue
-
Up 9% sequentially overall
-
Up 6% sequentially for subscription revenue
•
P&L
-
Achieved $0.3m of positive EBITDA
-
Achieved record gross margins of 68%, up 180 bps sequentially
•
Balance Sheet
-
Ended the quarter with $13.7m in cash
•
Pilots
-
Closed 17 new Predictive Behavioral Routing pilots
-
Ending pilots grew 50% sequentially to a record of 33
-
Ending pilot follow-on ACV grew 80% sequentially

Q3 Bookings Highlights
•
Strong overall bookings
-
$3.8m in Incremental ACV
-
YTD IACV total of $9.9m, up 115% from 2012 Q3 to date
•
Excellent bookings breadth
-
5 deals over $250k in ACV
-
No deals over $800k in ACV
•
Bookings were primarily driven by add-on orders for
performance management offering
•
Converted 2 pilots
-
First real time compliance application
-
OEM agreement to use algorithms for hiring
•
Grew pilot base
-
17 new pilots
-
Added 9 new logos
-
Ended quarter with record of 33 active pilots

Financial Performance Discussion
•
Q3 Revenues of $8.6M
-
Total revenue up 9%
-
Subscription revenue up 6%
•
Record Gross Margins
-
Overall GM of 68%, up 180 bps from Q2
-
Subscription GM of 76%, up 150 bps from Q2
•
Adjusted EBITDA of $0.3M
-
An improvement of $0.7M from Q2
-
First positive quarter
•
Improved Balance Sheet
-
Generated $6.0m in free cash flow
-
Ended the quarter with $13.7m in cash

$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$8.7
$8.4
$8.1
$8.8
$9.3
$0.4
$1.9
$2.4
$3.7
$3.8
2012 Q3
2012 Q4
2013 Q1
2013 Q2
2013 Q3
Ending Book of Business
Incremental ACV

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Incremental ACV / Ending Quarter Book of Business

2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3
Starting Book of Business 8,734 8,693 8,392 8,065 8,774
Incremental ACV 100 465 602 933 945
Deployment/Cons Run Off (124) (543) (340) (201) (277)
Subscription ACV Adj (17) (223) (589) (23) (138)
Ending Book of Business 8,693 8,392 8,065 8,774 9,304

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Pilot Review
Routing
Impact
Analysis
Routing
Appliance
Total
Routing
Performance
Management
Add-
on/Other
Total
Beginning
Pilots
8 - 8 4 10 22
Added 13 4 17 - - 17
Converted - - - - 2 2
Dropped 1 1 2 - 2 4
Total 20 3 23 4 6 33
New Logo
Pilots
8 1 9

• Total pilots up 50% Q2 to Q3
• Added 35 routing opportunities to the pipeline in Q2 and 52 in Q3
• Currently seeing demand for 30 meetings / month for routing
• Strong routing activity across numerous verticals: Health Care; P&C; Tech and Telecom; Education
• Growing SMB pipeline for routing
• Broad routing interest: sales; customer retention; cost reduction; and collections

25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
2012 Q3
2012 Q4
2013 Q1
2013 Q2
2013 Q3

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Pilot Follow On ACV 8

Mattersight is Uniquely Positioned
•
Disruptive technology platform combining big
data,
behavioral
analysis,
predictive
modeling, and real time execution applications
•
Big Data
- Conversations
- Targeted textual data
- Desktop usage
- IVR and web logs
- Customer data
•
Behavioral Analysis
- Customer personality
- Customer sentiment
- Employee behavioral connection
•
Predictive Modeling
- CSAT
- NPS
- Probability of attrition
•
Real Time Execution Applications
- Routing
- Real time alerting

Business Outlook
•
Tone of Business
-
Pipeline for current products remains solid
-
Very strong interest in routing
-
GDIT remains uncertain
•
Q4 Revenue Outlook
-
We currently expect Q4 subscription revenues will increase
sequentially by 7%

Summary • Strong bookings performance • Record pilot activity • Excellent progress with Routing • Significantly improved operating performance 11

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12 Thank You • Kelly Conway - 847.582.7200 - kelly.conway@mattersight.com • Mark Iserloth - 312.454.3613 - mark.iserloth@mattersight.com